UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 262-7123

(Former name or former address, if changed since last report.): n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market, LLC (The Nasdaq Capital Market)

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering

On September 12, 2025, Cocrystal Pharma, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with certain accredited investors (each, an “Investor” and collectively the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors (i) in a registered direct offering, an aggregate of 2,764,710 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of $1.70 per share (the “Registered Direct Offering”) and (ii) in a concurrent private placement, warrants to purchase up to an aggregate of 5,529,420 shares of Comon Stock (“the Investor Warrants”), at an initial exercise price of $1.50 per share (the “Private Placement” and together with the Registered Direct Offering, the “Offering”).

The Shares were offered at-the-market under rules of The Nasdaq Stock Market, LLC and pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-271883) under the Securities Act of 1933 (the “Securities Act”).

The Investor Warrants (and the shares of Common Stock issuable upon the exercise of the Investor Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and Regulation D thereunder as a transaction not involving a public offering. The Investor Warrants are exercisable upon issuance and will expire on the 24-month anniversary of the effective date of the Resale Registration Statement (as defined below), and in certain circumstances may be exercised on a cashless basis. If the Company fails for any reason to deliver shares of Common Stock upon the valid exercise of the Investor Warrants within the prescribed period set forth in the Investor Warrants, the Company is required to pay the applicable holder liquidated damages in cash as set forth in the Investor Warrants. The Investor Warrants also include customary buy-in rights in the event the Company fails to deliver shares of Common Stock upon exercise thereof within the prescribed period as set forth in the Investor Warrants.

A holder is not be entitled to exercise any portion of an Investor Warrant, if, after giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 4.99%, or at the election of the Investor 9.99%, of the Common Stock outstanding after giving effect to the exercise. Such 4.99% limitation may be increased at the holder’s election upon 61 days’ notice to the Company, provided that such percentage may not exceed 9.99%.

On September 15, 2025, the Company closed the Offering, raising gross proceeds of approximately $4.75 million before deducting placement agent fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for general corporate purposes and the continued development of novel medicines for use in the treatment of human viral diseases.

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Under the SPA, no later than October 10, 2025, the Company is required to file a registration statement on Form S-1 registering the resale of the shares of Common Stock issued or issuable upon exercise of the Investor Warrants (the “Resale Registration Statement”). The Company is required to use commercially reasonable efforts to cause such Resale Registration Statement to become effective within 60 days of the closing date of the Offering, and to keep the Resale Registration Statement effective at all times until no Investor owns any Investor Warrants or shares issuable upon exercise thereof.

H.C. Wainwright & Co., LLC (“HCW”) acted as the Company’s placement agent in connection with Offering. The Company paid HCW consideration consisting of (i) a cash fee equal to 7.0% of the aggregate gross proceeds in the Offering, (ii) a management fee equal to 1.0% of the aggregate gross proceeds in the Offering, (iii) reimbursement of certain expenses and (iv) warrants to acquire up to an aggregate of 207,353 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants are similar to the Investor Warrants, except that the initial exercise price of the Placement Agent Warrants is $2.125 per share and have a term of exercise equal to the earlier of (i) 24 months from the effective date of the Resale Registration Statement and (ii) September 12, 2030.

The foregoing descriptions of the SPA, the Investor Warrants and the Placement Agent Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the form of SPA, form of Investor Warrant and form of Placement Agent Warrant, copies of which are filed hereto as Exhibits 10.1, 4.1 and 4.2, respectively.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Form 8-K with respect to the issuance of Investor Warrants and the Placement Agent Warrants is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 12, 2025, the Company issued a press release announcing the pricing of the Offering. The Company’s press release is furnished as Exhibit 99.1.

On September 15, 2025, the Company issued a press release announcing the closing of the Offering. The Company’s press release is furnished as Exhibit 99.2.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
4.1	Form of Investor Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Nason, Yeager, Gerson, Harris & Fumero, P.A.
10.1	Form of Securities Purchase Agreement
23.1	Consent of Nason, Yeager, Gerson, Harris & Fumero, P.A. (included in Exhibit 5.1)
99.1	Press Release dated September 12, 2025*
99.2	Press Release dated September 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Previously furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 12, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: September 15, 2025	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer and Co-Chief Executive Officer

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